Exhibit 99.1 INVESTOR PRESENTATION October 2020

Forward-looking Statements These slides contain (and the accompanying oral discussion will contain, where applicable) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results expressed or implied by these statements, including, but not limited to, our ability to achieve the strategic and other objectives related to the acquisition of Optics Balzers, including any expected synergies; our ability to successfully integrate the Optics Balzers business and achieve the expected results of the acquisition, including, without limitation, the acquisition being accretive in the expected timeframe or at all; the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition, and liquidity; health issues, litigation and regulation relating to our business; our ability to achieve and/or maintain profitability; significant cyclical fluctuations in our customers’ businesses, competitive substitutes for our products; risks associated with our international operations, including foreign currency rate fluctuations; energy costs and the availability and prices of raw materials; and other factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to update or publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. 2

Third Quarter 2020 Highlights ► New customer opportunity for precision clad engineered strip product remains on schedule ► Integration activities with Optics Balzers on track ► Delivered sequential earnings growth for the second consecutive quarter amid the ongoing COVID-19 pandemic ► Continue to maintain more than adequate liquidity after Optics Balzers acquisition ► Net debt only $10.9M 3

Engineered Clad Strip Project ► Full alignment with organic growth strategy ► Technical collaboration on next-generation product with customer ► Demand for product exists today ► Non-beryllium containing product ► Materion will invest ~ $85M in new manufacturing facility to expand existing capacity ► Customer will prepay ~ $70M related to future product shipments to fund majority of investment Significant future organic growth opportunity 4

Optics Balzers Transaction Overview ▪ $160 million enterprise value Transaction ▪ Represents 12x TTM EBITDA1, 8x including synergies Value ▪ Expected to be accretive to EBITDA margin, growth, and earnings ▪ Synergies from global procurement actions and gross margin management Synergies ▪ Expanded sales network and customer access to drive cross-selling globally ▪ Cash on hand Financing ▪ Borrowings from existing revolving credit facility 5 1 TTM EBITDA as of 3/31/2020

Optics Balzers is a Global Leader in Optical Thin Film Coating Solutions Company Overview Summary Financials (TTM 3/31/20) Total Revenue Adj. EBITDA Adj. EBITDA Margin ► Leading optical thin film coating solutions provider $67 $13 20% ► Broad, highly differentiated million million product portfolio ► Pioneer in optical coating 2019 Revenue Breakdown manufacturing technologies Lighting Space North America 3% ► Serves diverse and attractive high- 6% 7% growth end markets Auto 8% Life Science 33% ► Customers include global, blue- EMEA chip names Asia 53% Industry 40% 21% ► State-of-the-art facilities in Liechtenstein, Germany, and Malaysia Consumer 29% 6

Materion Company Profile Company Overview Value-added Sales 1 1 • Materion is an integrated producer of high- 2019 VA Sales by Segment 2019 VA Sales by End Market performance advanced engineered materials Precision Performance Alloys Other Coatings & Composites Semiconductor - Leading market position for specialty 12% Telecom and 11% Data Center 20% products across multiple end markets 7% Automotive 8% - Strong positions in growing markets with 30% 58% 18% 9% Industrial high barriers to entry Consumer Advanced Electronics 10% Materials 17% - Only global vertically integrated producer Energy Aerospace and of beryllium (Be) and Be alloys Defense $800 14% • One Materion focus on building 739.0 733.7 performance excellence in five main areas: $700 677.7 12% - Commercial $600 10% - Innovation $500 8% - Operational $400 6% - Acquisitions $300 4% $200 2% - Digital 2017 2018 2019 Value-added Sales1 (millions) Adjusted EBIT Margin1 7 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Key Facts Share Statistics as of 10/19/2020 Q3 2020 TTM Financial Information Trading Symbol MTRN Stock Price $55.13 Revenues $1,117M Shares O/S, Diluted 20.6M 52 wk Range $26.77 - $62.84 Value-added sales1 $650M 3 Mo Avg Vol 105,473 Market Cap $1,135M Adjusted EPS1 $2.15 Enterprise Value $1,146M Materion Share Performance $80 Trailing 3 Years Adjusted EBITDA1 $98M $70 $60 $50 Debt-to-capitalization 21% $40 $30 Free cash flow2 $67M $20 $10 Dividend yield ~1% $0 Jul-18 Jul-19 Jul-20 Jan-18 Jan-19 Jan-20 Oct-17 Oct-18 Oct-19 Oct-20 Apr-19 Apr-20 Apr-18 8 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. Research coverage: KeyBanc, Jefferies, Sidoti, and Stonegate 2 Free Cash Flow calculated as cash flow from operations less capital expenditures.

Performance Alloys and Composites (PAC) Value-added Sales Growth Drivers New product development $450 428.1 20% 425.5 • New proprietary non-Be alloys with improved durability & weight-to- strength ratio $400 16% • New high strength/high conductivity alloys with exceptional formability 363.5 • Advanced heat dissipating clad material $350 335.1 332.0 12% • Improving customer yields with “near net shape” products New application development ($ millions) ($ • Clad material serving the renewable energy market 1 % of VA Sales VA of % $300 8% 1 • Precision rolling to thinner strips opening new application opportunities EBIT ® VA Sales VA $250 4% • ToughMet couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion Beryllium market $200 0% • World’s only fully integrated producer 2015 2016 2017 2018 2019 • Minimum of 75 years of proven mine reserves in Delta, Utah • New proprietary Be products with superior fatigue resistance Value-added Sales by Market2 Geographic Mix2 Product Mix2 Semiconductor Hydroxide Other 2% Rest of World 1% Be – High Purity Aerospace and 5% Energy 8% 17% Europe Defense 11% 9% 24% 22% Asia Consumer CuBe Clad Strip Electronics 11% 12% 43% 59% United States 12% 23% Industrial Automotive 14% Be - Alloys 12% 15% Telecom and Data Center ToughMet 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 9 2 Reflects 2019 mix by market, geography, and product

Advanced Materials Value-added Sales Growth Drivers Market Development – High focus on Semiconductor $250 25% 228.0 223.7 224.3 • $400B market with strong growth outlook driven by macro consumer electronics, IoT, and automotive trends $200 182.8 176.3 20% • Continue to expand organically into new semiconductor high margin applications in core PVD targets and services, electronic packaging, and advanced chemicals $150 15% Technology and Innovation ($ millions) ($ • Invest in additional innovation based R&D capabilities and 1 % of VA Sales VA of % $100 10% 1 resources to meet market demand for quick turn prototypes and new material demands EBIT VA Sales VA $50 5% Geographic Expansion and Sales Development • Investing in factories, service centers, and personnel to be closer to the key customer base $0 0% • Improve web-based solutions to improve customer 2015 2016 2017 2018 2019 responsiveness Value-added Sales by Market2 Geographic Mix2 Product Mix2 Aerospace and 1% Packaging Defense Other Rest of World Automotive 1% 12% Europe 3% 9% 13% 22% Industrial Asia Chemicals 10% Semiconductor 14% Targets 65% United States 15% 57% Energy 62% 16% Services 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 10 2 Reflects 2019 mix by market, geography, and product.

Precision Coatings Value-added Sales Growth Drivers $110 24% Expanded Reach and Technology Leadership 101.8 • Redesigned and fully deployed global sales organization • Focus on high value products and segments with technology $100 97.7 20% 94.2 differentiation 90.7 Product and Capability Expansion $90 87.3 16% • Novel electrode alloys and laser patterning for medical sensors • Patented getter technology critical in MEMS devices ($ millions) ($ $80 12% • Enhanced phosphor wheels used in solid state display 1 % of VA Sales VA of % 1 • Diamond-like coatings for the defense, aerospace and thermal $70 8% imaging markets EBIT New market development VA Sales VA $60 4% • Roll-to-roll sputtered films for flexible sensors and electronics and energy storage markets $50 0% • Automotive and industrial sensing 2015 2016 2017 2018 2019 Value-added Sales by Market2 Geographic Mix2 Product Mix2 Projection Display Components Aerospace and 12% Europe Defense Optical Filters 17% 20% & Arrays 24% Asia 37% Other 71% 50% United States 21% Consumer Electronics 30% Blood 1% 16% Glucose Semiconductor 1% Test Strips Industrial Automotive 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 11 2 Reflects 2019 mix by market, geography, and product.

Profitable Growth Strategy PROFITABLE GLOBAL GROWTH COMMERCIAL OPERATIONAL INNOVATION ACQUISITIONS DIGITAL EXCELLENCE EXCELLENCE A ONE MATERION PERFORMANCE-BASED CULTURE Deliver sustained double-digit EPS growth 12

Global Megatrends Play to Our Strengths Key Trends Characteristics of our Materials • Miniaturization of electronics/IoT Conductivity • Additional electronic instruments for Corrosion resistance autos, aircraft Weight savings (lighter) • Expanding high performance optical device opportunities Purity Wavelength management • Innovation in medical diagnostics and sensors Thermal management • Extraction of oil and gas from Lubricity previously inaccessible locations Reliability • Alternative energy Durability • New aircraft builds and retrofits Miniaturization • Advancements in lighting (LED) Strength 13

Well-diversified Market Penetration 2019 % of Key Market VA Sales1 Drivers • Smart device growth Semiconductor 20% • Non-volatile memory • Big data (data storage) • Heavy equipment builds Industrial 18% • Plastic tooling • Fire protection (R and C construction) • Structural and electronic components for satellites, combat Aerospace and vehicles, and aircraft Defense 17% • Precision-guided munitions • Deep sea drilling and completion Energy 10% • Directional drilling • Solar, batteries, and smart grid devices • Smart device growth Consumer • Sensing devices Electronics 9% • Internet of Things (IoT) • Electronic systems and engine control Automotive 8% • Increasing emissions standards • Electric vehicles and autonomous driving • 5G rollout Telecom and • Undersea repeater housings Data Center 7% • High reliability connectors Total 89% 14 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.

Innovation Leading to Organic Growth New Product VA Sales1 as % of Total Example New Product Offerings Aluminum Scandium Targets • Key material used in 5G devices, fingerprint sensors, and piezoelectric 16% 16% microphones 15% • Replacement for lead-based alternatives 14% ALD Chemicals 12% • Atomic Layer Deposition (ALD) enables smaller semiconductor nodes • Improved purity, safety and handling driving rapid growth in semiconductor fabrication Dovetail Clad® Metal • Smaller, cooler, more reliable lithium-ion battery connections • High temperature stability • Superior vibration and fatigue strength SupremEX® MMCs • Ultrafine silicon-carbide reinforcement with aerospace aluminum alloys 2015 2016 2017 2018 2019 • Provides light weight properties with high strength and stiffness 15 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail. 2 CAGR calculated from 2015 – 2019.

Cash Flow and Working Capital Efficiency Focus Dividends per share Cash Flow from Operations ($ in millions) $0.50 $120 $0.40 $0.30 $99.2 $100 $91.0 $0.20 $0.10 $80 $76.4 $68.2 $67.8 $0.00 2012 2013 2014 2015 2016 2017 2018 2019 2020 $60 Improve Working Capital3 Efficiency $40 Working capital % of net sales4 29.4% $20 $0 ~25% 2015 2016 2017 2018 2019 Free Cash Flow 1 Capital Expenditures 2 1 Free Cash Flow calculated as cash flow from operations less capital expenditures. 2 Capital Expenditures includes mine development costs. 2016 2020 (F) 16 3 Working capital is calculated as accounts receivable plus inventory less accounts payable less unearned revenue. 4 Working capital % of net sales is calculated as TTM average working capital divided by TTM net sales.

Disciplined Capital Deployment Going Forward Organic Growth • Invest in new products • Invest in facilities and productivity projects Inorganic Growth • Complimentary products/technologies • Maintain financial discipline Return Cash to Shareholders • Dividends – increased 8 consecutive years • Share repurchases 17

Materion Investment Thesis ► Differentiated product portfolio aligned with global megatrends to accelerate future growth ► Clearly defined One Materion multi-pillar strategy ► Focused on executing significant key initiatives ► Engineered clad strip project ► Optics Balzers acquisition 18

2020 Forecasted Financial Guidance ► Full-year guidance ► Capex ~ $25M, net of customer prepayments for engineered clad strip project ► Depreciation and amortization expense of ~ $42M ► Effective tax rate excluding special items 18% – 20% 19

Appendix

Materion Key Financial Trends TTM Value-added1 (VA) Sales TTM Earnings Before Interest and Taxes (EBIT)1 $800 $90 12% 82.9 82.3 757 79.7 745 750 734 739 734 $80 11% $750 71.5 72.0 705 $70 63.8 63.0 10% $700 671 59.9 650 $60 57.3 9% $650 ($ millions) ($ $50 8% 1 1 % of VA Sales % VA of $600 1 ($ millions) ($ $40 7% $550 $30 6% TTMEBIT TTM EBIT TTM $500 $20 5% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2018 2019 2019 2019 2019 2020 2020 2020 2018 2018 2019 2019 2019 2019 2020 2020 2020 TTM Return on Invested Capital (ROIC) %1,2 TTM Free Cash Flow3 18% 16.9% $100 16.4% 89.0 16% 15.3% 14.7% 13.5% 14% 13.1% 12.8% $80 72.7 12.3% 66.9 12% 59.7 62.5 $60 10% 9.2% 48.4 46.0 42.5 8% 38.3 $40 6% ($ millions) ($ 4% $20 2% 0% $0 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2018 2018 2019 2019 2019 2019 2020 2020 2020 2018 2018 2019 2019 2019 2019 2020 2020 2020 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to A-9 and A-10 for additional detail. A-2 2 ROIC is calculated as TTM adjusted EBIT divided by total net debt plus equity. Refer to A-12 for additional detail. 3 Free Cash Flow is calculated as cash flow from operations less capital expenditures.

Beryllium Market Supply Opportunity Materion – leading position in beryllium market • Only global integrated producer – Minimum of 75 years of proven reserves in Utah mine – Supplies over 70% of world’s mined beryllium • ~40% of company sales include beryllium in some form • Global stockpiled sources depleting • Only significant commercially active bertrandite ore mine • Materion positioned to support world demand • Significant incremental profit potential A-3

World’s Only Vertically Integrated Beryllium Producer Ore Competitor Chemical Plant A Hydroxide Whiting Arc Pebble Plant Furnace Competitor B VCB1 / CuBe Master Be Powder Strip/Bulk Be Manufacturing Manufacturing High-Purity Be CuBe Alloy Products Products A-4 1 Vacuum Cast Billet

Optics Balzers Expands Portfolio to Serve Attractive Markets with Exposure to Key Megatrends End Market Illustrative Applications Key Megatrends ► Fluorescence microscopy ► Opthalmologic surgery ► BNA Microarrays (Biochips) Telemedicine Life Science 33% of Revenue 3D Sensing ► Wafer level optics ► Digital photography Big Data ► Projection-displays Consumer 29% of Revenue Augmented Reality ► Laser scanning Internet of Things ► Marking systems Industry 4.0 Industry 21% of Revenue Autonomous Driving ► Adaptive cruise control ► Night vision systems Vehicle Electrification ► Gesture recognition & control Automotive 8% of Revenue A-5 Note: Space and Lighting end markets accounted for 6% and 3% of 2019 revenue, respectively

Combination Creates an Industry Leading Portfolio in Precision Coatings Globally Balanced Revenue Improved End Market Diversification FY 2019 Pro Forma Optics FY 2019 Pro Forma Optics Other Automotive 6% Asia 4% Life Sciences 27% North 26% America Consumer 38% 17% EMEA Industrials Aerospace & Defense 25% 35% 22% Delivering Full Coverage Across the Electromagnetic Spectrum UV Visible Light Near Infrared Mid-Wave Infrared Long-Wave Infrared Materion Technical Strength Optics Balzers Technical Strength ▪ Biochips ▪ Automotive LIDAR ▪ DNA Sequencing ▪ Thermal Imaging ▪ Microscopy ▪ Industrial Automation ▪ Medical Gas Sensing ▪ Temperature Sensing ▪ Consumer AR/VR ▪ Earth Imaging ▪ Smart Buildings ▪ Multi-band Imaging A-6 Note: Excludes Display and Large Area Coatings

Highly Complementary Platforms Drive Multiple Synergy Opportunities Leverage Optics Balzers’ Leverage Materion’s portfolio to drive growth portfolio to drive growth in the U.S. in Europe and Asia Accelerating Profitable Global Growth Elevate technology Optimize Malaysian platform to accelerate operation and expand innovation Materion activity in Asia A-7

Financial Information

Reconciliation for Value-added Sales $ in millions Q3 2020 Q3 2020 TTM 2019 2018 2017 2016 2015 Net Sales Performance Alloys and Composites $ 91.2 $ 399.1 $ 500.2 $ 500.6 $ 429.5 $ 387.5 $ 394.8 Advanced Materials 165.6 624.6 573.8 586.6 590.8 437.2 482.3 Precision Coatings 30.4 93.1 111.4 120.6 119.2 144.5 148.4 Other - - - - - - (0.2) Total $ 287.2 $ 1,116.8 $ 1,185.4 $ 1,207.8 $ 1,139.5 $ 969.2 $ 1,025.3 Less: Pass-through Metal Costs Performance Alloys and Composites $ 9.3 $ 52.4 $ 72.1 $ 75.1 $ 66.0 $ 55.5 $ 59.7 Advanced Materials 108.0 400.3 349.5 362.9 362.8 260.9 299.5 Precision Coatings 2.1 10.8 24.1 26.4 28.5 46.8 46.6 Other 0.3 3.0 6.0 4.4 4.5 6.1 2.3 Total $ 119.7 $ 466.5 $ 451.7 $ 468.8 $ 461.8 $ 369.3 $ 408.1 Value-added Sales Performance Alloys and Composites $ 81.9 $ 346.7 $ 428.1 $ 425.5 $ 363.5 $ 332.0 $ 335.1 Advanced Materials 57.6 224.3 224.3 223.7 228.0 176.3 182.8 Precision Coatings 28.3 82.3 87.3 94.2 90.7 97.7 101.8 Other (0.3) (3.0) (6.0) (4.4) (4.5) (6.1) (2.5) Total $ 167.5 $ 650.3 $ 733.7 $ 739.0 $ 677.7 $ 599.9 $ 617.2 Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included above. A-9

Reconciliation for Adjusted EPS $ in millions, except per share amounts Q3 2020 Q3 2020 TTM 2019 2018 2017 2016 2015 GAAP As Reported Gross margin $ 46.6 $ 195.3 $ 259.4 $ 251.1 $ 212.5 $ 183.6 $ 190.8 Operating profit $ 0.7 $ 21.4 $ 67.0 $ 61.5 $ 40.1 $ 27.1 $ 45.3 Non-operating (income) expense $ (1.1) $ (3.0) $ 3.4 $ 42.7 $ 1.5 $ - $ - Net income $ 6.5 $ 24.9 $ 50.7 $ 20.8 $ 11.5 $ 25.7 $ 32.2 EPS - Diluted $ 0.32 $ 1.20 $ 2.45 $ 1.01 $ 0.56 $ 1.27 $ 1.58 Gross Margin Special Items COVID-19 related costs $ 0.5 $ 3.4 $ - $ - $ - $ - $ - Mine development costs 7.3 7.3 - - - - - Cost reduction initiatives - - - - 0.5 - 0.8 Merger and acquisition costs 0.8 0.8 - - 0.5 - - Non-cash inventory adjustment - 1.3 - (1.9) - - - Total Gross Margin Special Items $ 8.6 $ 12.7 $ - $ (1.9) $ 1.0 $ - $ 0.8 Other Operating Profit Special Items Cost reduction initiatives $ 2.6 $ 7.2 $ 0.8 $ 5.6 $ 0.2 $ 2.6 $ 1.1 Impairment charges - 10.8 14.1 - - - - Forfeiture of non-cash stock-based compensation (1.5) (1.5) - - - - - Legacy legal & environmental costs (benefits) - 0.1 0.1 0.8 0.5 1.4 (1.4) COVID-19 related costs 0.3 0.3 - - - - - CEO transition costs - - - - 4.1 - - Merger and acquisition costs 4.7 6.6 0.4 - 1.6 3.9 - Foreign currency hedge gain (1.1) (3.3) - - - - - Total Other Operating Proft Special Items $ 5.0 $ 20.3 $ 15.4 $ 6.4 $ 6.4 $ 7.9 $ (0.3) Total Operating Profit Special Items $ 13.6 $ 33.0 $ 15.4 $ 4.5 $ 7.4 $ 7.9 $ 0.5 Operating Profit Special Items - net of tax $ 10.6 $ 25.5 $ 12.7 $ 4.7 $ 4.8 $ 5.1 $ 0.3 Non-Operating Expense Special Items $ - $ - $ 3.3 $ 40.5 $ - $ - $ - Non-Operating Expense Special Items - net of tax $ - $ - $ 2.6 $ 31.4 $ - $ - $ - Tax Special Items $ (5.8) $ (6.2) $ (0.1) $ (7.9) $ 18.9 $ (4.2) $ 0.2 Non-GAAP Measures - Adjusted Profitability Gross margin $ 55.2 $ 208.0 $ 259.4 $ 249.2 $ 213.5 $ 183.6 $ 191.6 Operating profit $ 14.3 $ 54.4 $ 82.4 $ 66.0 $ 47.5 $ 35.0 $ 45.8 EBIT $ 15.4 $ 57.4 $ 82.3 $ 63.8 $ 46.0 $ 35.0 $ 45.8 Net income $ 11.3 $ 44.2 $ 65.9 $ 49.0 $ 35.2 $ 26.6 $ 32.7 EPS - Diluted $ 0.55 $ 2.15 $ 3.19 $ 2.38 $ 1.72 $ 1.32 $ 1.60 As detailed in the above reconciliation, we have adjusted the results for certain special items such as non-cash impairment charges, COVID-19 related costs, non-cash pension charges, cost reduction initiatives, mine development costs, forfeiture of certain non-cash stock-based compensation, legacy legal and environmental costs, merger and acquisition costs, certain non-cash inventory adjustments, certain foreign currency hedge gains, certain income tax items, and CEO transition costs from the applicable GAAP financial measure. Internally, management reviews the results of A-10 operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations.

Other Non-GAAP Items $ in millions Q3 2020 TTM 2019 2018 2017 2016 2015 Operating Profit $ 21.4 $ 67.0 $ 61.5 $ 40.1 $ 27.1 $ 45.3 Operating Profit Special Items 33.0 15.4 4.5 7.4 7.9 0.5 Adjusted Operating Profit $ 54.4 $ 82.4 $ 66.0 $ 47.5 $ 35.0 $ 45.8 Non-operating (Income) Expense (3.0) 3.4 42.7 1.5 - - Non-operating (Income) Expense Special Items - 3.3 40.5 - - - Adjusted EBIT $ 57.4 $ 82.3 $ 63.8 $ 46.0 $ 35.0 $ 45.8 Depreciation, depletion, and amortization 41.1 41.1 35.5 42.8 45.7 37.8 Mine Amortization (included above) 10.2 9.4 - 5.7 9.9 2.7 5-year Calendar Average 5.5 5.5 5.2 5.2 5.2 5.2 Normalized Mine Amortization Adjustment $ (4.7) $ (3.9) $ 5.2 $ (0.5) $ (4.7) $ 2.5 Mine Development Cost Adjustment (5-year Average) (1.5) - - - - - Non-Cash Stock-Based Compensation 5.9 7.2 5.3 5.0 3.2 5.5 Adjusted EBITDA $ 98.2 $ 126.7 $ 109.9 $ 93.3 $ 79.2 $ 91.6 Cash & Cash Equivalents $ 117.8 $ 125.0 $ 70.6 $ 41.8 $ 31.5 $ 24.2 Less: Total Debt 128.6 2.2 3.0 3.8 4.6 13.6 Net Cash (Debt) $ (10.9) $ 122.8 $ 67.6 $ 38.0 $ 26.9 $ 10.6 Total Shareholders' Equity $ 611.8 $ 610.7 $ 553.9 $ 495.0 $ 494.1 $ 483.0 Debt-to-Capitalization 21% 0% 0% 1% 1% 3% Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items (refer to A-10 for details) to our adjusted EBIT. Due to the variability of annual mine amortization related to the timing of pit openings, amortization is adjusted for a normalized mine amortization based on a 5-year average. Internally, we review the results of operations without the impact of these costs and adjustments in order to assess the profitability from ongoing operations. Debt-to-capitalization is our total debt divided by net cash (debt) plus shareholders’ equity. Net cash (debt) is a non-GAAP financial measure calculated by A-11 subtracting total outstanding debt from our cash & cash equivalents. We are providing this information because we believe it is more indicative of our overall financial position. It is also a measure our management uses to assess financing and other decisions.

Other Non-GAAP Items $ in millions Q3 2020 Q2 2020 Q1 2020 Q4 2019 Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 TTM Adjusted EBIT $ 57.4 $ 63.0 $ 72.0 $ 82.3 $ 82.9 $ 79.7 $ 71.5 $ 63.8 $ 59.9 Total Shareholders' Equity $ 611.8 $ 604.9 $ 596.5 $ 610.7 $ 597.8 $ 594.8 $ 566.9 $ 553.9 $ 536.7 Total Net Debt (Cash) 10.9 (113.3) (105.6) (122.8) (92.2) (72.3) (39.2) (67.6) (50.5) Total Capital $ 622.6 $ 491.6 $ 490.9 $ 487.9 $ 505.6 $ 522.5 $ 527.7 $ 486.3 $ 486.3 ROIC % 9.2% 12.8% 14.7% 16.9% 16.4% 15.3% 13.5% 13.1% 12.3% ROIC is non-GAAP financial measure that we use to measure how efficient we are in generating a return on capital invested by the Company. A-12

Historical Financials $ in millions, except per share amounts ($ in millions, except per share data) 2017 2018 2019 2020 Q1 Q2 Q3 Q4 2017 Q1 Q2 Q3 Q4 2018 Q1 Q2 Q3 Q4 2019 Q1 Q2 Q3 Sales PAC $ 92.6 $108.5 $109.4 $119.0 $ 429.5 $118.3 $129.8 $124.1 $128.5 $ 500.6 $127.1 $135.2 $130.7 $107.2 $ 500.2 $ 99.1 $ 101.6 $ 91.2 AM 114.7 157.1 157.8 161.2 590.8 153.5 150.3 144.1 138.7 586.6 144.0 133.2 147.7 148.8 573.8 160.1 150.1 165.6 PC 33.4 30.2 27.1 28.5 119.2 31.7 29.0 29.0 30.9 120.6 30.3 29.4 27.6 24.2 111.4 18.7 19.8 30.4 Other - - - - - - - - - - - - - - - - - - Consolidated MTRN 240.7 295.8 294.3 308.7 1,139.5 303.5 309.1 297.1 298.1 1,207.8 301.4 297.8 306.0 280.2 1,185.4 277.9 271.5 287.2 VA PAC 79.2 92.7 90.6 101.0 363.5 100.3 110.1 104.9 110.1 425.5 109.6 115.2 112.0 91.3 428.1 83.7 89.8 81.9 AM 47.3 62.0 60.4 58.3 228.0 58.3 57.3 55.3 52.8 223.7 57.5 58.3 55.6 52.8 224.3 59.2 54.7 57.6 PC 23.3 22.6 21.9 22.9 90.7 23.6 23.4 23.0 24.2 94.2 22.5 23.1 22.4 19.2 87.3 17.0 17.8 28.3 Other (0.8) (1.2) (1.5) (1.0) (4.5) (0.9) (0.9) (1.3) (1.3) (4.4) (2.0) (1.7) (1.4) (0.8) (6.0) (1.2) (0.7) (0.3) Consolidated MTRN 149.0 176.1 171.4 181.2 677.7 181.3 189.9 181.9 185.8 739.0 187.7 194.9 188.6 162.5 733.7 158.7 161.6 167.5 Gross Margin PAC 16.3 22.8 23.6 27.0 89.7 27.8 31.1 35.3 38.7 133.0 39.3 41.5 38.2 29.4 148.4 22.0 25.4 17.5 AM 18.4 23.3 24.4 22.4 88.5 20.8 21.3 20.4 16.4 79.0 22.0 20.2 18.7 17.0 77.9 17.6 16.1 18.8 PC 8.3 8.9 7.4 9.1 33.7 10.0 9.1 9.9 10.2 39.1 9.4 10.3 9.4 7.0 36.1 6.0 7.1 10.2 Other 0.2 (0.2) 0.1 0.5 0.6 (0.3) 0.3 (0.7) 0.8 0.1 (1.3) (2.5) (1.0) 1.6 (3.0) - (0.5) 0.1 Consolidated MTRN 43.2 54.8 55.5 59.0 212.5 58.3 61.8 64.9 66.1 251.1 69.3 69.6 65.2 55.0 259.4 45.6 48.1 46.6 Special Items - Gross Margin 1 PAC - 0.1 - - 0.1 - - - (1.9) (1.9) - - - - - 1.5 1.8 7.7 AM 0.2 0.3 - - 0.5 - - - - - - - - - - - 0.6 0.1 PC - - 0.3 - 0.3 - - - - - - - - - - - 0.2 0.8 Other - - - - - - - - - - - - - - - - - - Consolidated MTRN 0.2 0.4 0.3 - 1.0 - - - (1.9) (1.9) - - - - - 1.5 2.6 8.6 Gross Margin ex Special Items 1 PAC 16.3 22.9 23.6 27.0 89.8 27.8 31.1 35.3 36.8 131.0 39.3 41.5 38.2 29.4 148.4 23.5 27.2 25.2 AM 18.6 23.6 24.4 22.4 89.0 20.8 21.3 20.4 16.4 79.0 22.0 20.2 18.7 17.0 77.9 17.6 16.7 18.9 PC 8.3 8.9 7.7 9.1 34.0 10.0 9.1 9.9 10.2 39.1 9.4 10.3 9.4 7.0 36.1 6.0 7.3 11.0 Other 0.2 (0.2) 0.1 0.5 0.6 (0.3) 0.3 (0.7) 0.8 0.1 (1.3) (2.5) (1.0) 1.6 (3.0) - (0.5) 0.1 Consolidated MTRN 43.4 55.2 55.9 59.0 213.5 58.3 61.8 64.9 64.1 249.2 69.3 69.6 65.2 55.0 259.4 47.1 50.7 55.2 GM ex Spec Items as a % of VA 1 PAC 20.6% 24.7% 26.0% 26.7% 24.7% 27.7% 28.3% 33.7% 33.4% 30.8% 35.9% 36.0% 34.1% 32.2% 34.7% 28.0% 30.3% 30.7% AM 39.3% 38.0% 40.5% 38.5% 39.0% 35.7% 37.2% 36.9% 31.1% 35.3% 38.2% 34.7% 33.6% 32.2% 34.7% 29.7% 30.5% 32.8% PC 35.6% 39.4% 35.4% 39.6% 37.5% 42.2% 38.8% 43.0% 42.0% 41.5% 41.6% 44.7% 41.9% 36.5% 41.4% 35.3% 41.1% 38.9% Consolidated MTRN 29.1% 31.3% 32.6% 32.6% 31.5% 32.1% 32.6% 35.7% 34.5% 33.7% 36.9% 35.7% 34.6% 33.8% 35.4% 29.7% 31.4% 32.9% A-13 1Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-10 for a full reconciliation of adjusted earnings.

Historical Financials (con’t.) $ in millions, except per share amounts ($ in millions, except per share data) 2017 2018 2019 2020 Q1 Q2 Q3 Q4 2017 Q1 Q2 Q3 Q4 2018 Q1 Q2 Q3 Q4 2019 Q1 Q2 Q3 Operating Profit PAC 0.2 5.5 6.8 9.5 22.0 9.9 12.3 16.7 19.9 58.8 18.9 19.3 18.8 13.6 70.7 4.8 8.2 0.7 AM 6.4 8.7 9.8 7.9 32.8 5.9 5.6 6.9 (0.7) 17.7 7.1 6.1 6.2 5.3 24.7 4.8 4.4 5.9 PC 2.2 2.3 1.6 2.3 8.4 3.4 2.2 3.5 2.4 11.5 2.1 3.9 (11.2) 1.6 (3.5) (9.6) 2.1 1.4 Other (5.1) (6.4) (6.2) (5.4) (23.1) (5.9) (4.9) (8.4) (7.2) (26.5) (6.7) (6.5) (7.5) (3.9) (24.9) (4.6) (6.0) (7.3) Consolidated MTRN 3.7 10.1 12.0 14.3 40.1 13.3 15.2 18.7 14.4 61.5 21.4 22.8 6.3 16.6 67.0 (4.6) 8.7 0.7 Special Items - OP 1 PAC 0.5 0.6 0.2 (1.3) 0.1 - - - (1.9) (1.9) - - - - - 3.6 4.2 9.9 AM 1.0 0.3 - - 1.3 - - - 5.7 5.7 - - - - - 0.1 0.6 0.1 PC - - 0.4 - 0.4 - - - - - - - 14.5 - 14.5 10.8 0.3 1.9 Other 2.8 1.0 0.8 1.0 5.6 0.8 - - - 0.8 - - 0.4 0.5 0.9 0.1 (0.8) 1.7 Consolidated MTRN 4.3 1.9 1.4 (0.3) 7.4 0.8 - - 3.7 4.5 - - 14.9 0.5 15.4 14.6 4.3 13.6 Operating Profit ex Spec Items 1 PAC 0.7 6.0 7.0 8.3 22.1 9.9 12.3 16.7 18.0 56.9 18.9 19.3 18.8 13.6 70.7 8.4 12.4 10.6 AM 7.4 9.0 9.8 7.9 34.1 5.9 5.6 6.9 5.0 23.3 7.1 6.1 6.2 5.3 24.7 4.9 5.0 6.0 PC 2.2 2.3 2.1 2.3 8.8 3.4 2.2 3.5 2.4 11.5 2.1 3.9 3.3 1.6 11.0 1.2 2.4 3.3 Other (2.3) (5.4) (5.4) (4.4) (17.5) (5.1) (4.9) (8.4) (7.2) (25.7) (6.7) (6.5) (7.1) (3.4) (24.0) (4.5) (6.8) (5.6) Consolidated MTRN 8.0 11.9 13.5 14.0 47.5 14.0 15.2 18.7 18.1 66.0 21.4 22.8 21.2 17.1 82.4 10.0 13.0 14.3 OP ex Spec Items as a % of VA 1 PAC 0.9% 6.5% 7.7% 8.2% 6.1% 9.8% 11.2% 15.9% 16.3% 13.4% 17.2% 16.8% 16.8% 14.9% 16.5% 10.0% 13.8% 12.9% AM 15.6% 14.5% 16.2% 13.5% 14.9% 10.1% 9.7% 12.5% 9.4% 10.4% 12.3% 10.5% 11.1% 10.0% 11.0% 8.1% 9.2% 10.4% PC 9.4% 10.2% 9.5% 9.8% 9.7% 14.3% 9.5% 15.2% 9.8% 12.2% 9.3% 16.9% 14.7% 8.3% 12.6% 7.1% 13.5% 11.7% Consolidated MTRN 5.4% 6.8% 7.9% 7.7% 7.0% 7.7% 8.0% 10.3% 9.7% 8.9% 11.4% 11.7% 11.2% 10.5% 11.2% 6.3% 8.0% 8.5% EBIT ex Spec Items 1 PAC 0.7 6.1 7.0 8.2 22.0 9.8 12.3 16.6 17.9 56.6 18.8 19.2 18.6 13.4 70.0 8.2 12.3 10.4 AM 7.4 9.0 9.8 7.9 34.1 5.9 5.6 6.9 5.0 23.4 7.1 6.1 6.2 5.3 24.7 4.9 5.0 6.0 PC 2.2 2.3 2.0 2.3 8.9 4.1 1.5 2.8 2.4 10.8 2.1 3.9 3.3 1.6 10.9 1.2 2.4 3.5 Other (2.7) (5.7) (5.8) (4.8) (19.0) (6.1) (4.6) (8.4) (7.7) (26.8) (6.8) (6.2) (7.0) (3.2) (23.2) (3.4) (5.8) (4.5) Consolidated MTRN 7.7 11.7 13.0 13.6 46.0 13.6 14.8 17.9 17.6 63.8 21.1 23.0 21.1 17.1 82.3 10.9 13.9 15.4 EBIT ex Spec Items as a % of VA1 PAC 0.9% 6.6% 7.7% 8.1% 6.1% 9.8% 11.2% 15.8% 16.3% 13.3% 17.2% 16.7% 16.6% 14.7% 16.4% 9.9% 13.7% 12.7% AM 15.6% 14.5% 16.2% 13.5% 15.0% 10.1% 9.8% 12.5% 9.5% 10.5% 12.3% 10.5% 11.1% 10.0% 11.0% 8.1% 9.2% 10.4% PC 9.4% 10.2% 9.1% 10.1% 9.8% 17.3% 6.4% 12.2% 9.9% 11.5% 9.3% 16.9% 14.7% 8.3% 12.6% 7.1% 13.5% 12.3% Consolidated MTRN 5.2% 6.6% 7.6% 7.5% 6.8% 7.5% 7.8% 9.8% 9.5% 8.6% 11.2% 11.8% 11.2% 10.5% 11.2% 6.9% 8.6% 9.2% A-14 1Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-10 for a full reconciliation of adjusted earnings.